Exhibit 10.16

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

QUOTATION FOR SUPPLY OF GENETIC ANALYSIS PRODUCTS

Prepared by:

Illumina, Inc.

5200 Illumina Way

San Diego, CA 92122-4616 , US

Hereinafter referred to as “Illumina”

Prepared For:

Personalis

Hereinafter referred to as “ Personalis ”

Quotation Number: Quotation Date: Expiration Date: Prepared By: Phone Number: Email:	[***] February 22, 2019 February 14, 2020 [***] [***] [***]

I. CUSTOMER INFORMATION

Company or Institution Name:	Personalis

Address:	1330 Obrien Dr, Menlo Park CA 94025-1436.

II. PRODUCT & PRICING INFORMATION

Customer receives the following [***] on the product families listed below (excludes [***] consumables, software, hardware or new instrument purchases). For [***] to apply, Customer must agree to the following:

•	This Master Quote, which can be used for multiple purchases, will only be valid until 5:00pm on the expiration date listed on page 1.

•	All Customer Purchase Orders received by Illumina [***] must be in the quoted currency and reference this quotation.

•	[***]. Illumina shall at its sole discretion, adjust [***] for future products or for any [***] to the products offered on this Quotation.

•	The pricing and terms of this offer are kept confidential except as needed to execute the purchase.

•	[***] for consumables applies only to the product families specified in the table herein.

•

Customer understands that product pricing stated herein is not inclusive of any applicable shipping, freight and/or taxes. Any estimated shipping and freight charges listed on this quotation may differ from actual charges. Any shipping/freight costs will be pre-paid and charged back to Customer. Customer accepts responsibility for any actual incurred shipping/freight costs.

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III. CONDITIONS OF SALE

By submitting an order, Customer accepts and agrees that the Terms and Conditions is the sole and exclusive agreement between Customer and Illumina with respect to the Illumina products and/or services as described above and accepts all other terms of this quotation. NOTWITHSTANDING THE FOREGOING, IF ILLUMINA AND CUSTOMER HAVE ENTERED INTO A VALID AND ENFORCEABLE AGREEMENT GOVERNING THE ILLUMINA PRODUCTS AND/OR SERVICES DESCRIBED ABOVE, THE ORDER OF PRECEDENCE BETWEEN THE AGREEMENT AND THE TERMS AND CONDITIONS SHALL BE AS FOLLOWS: IN THE EVENT OF A CONFLICT BETWEEN THE TERMS OF THE AGREEMENT AND THE TERMS AND CONDITIONS, OR IF THE AGREEMENT INCLUDES ADDITIONAL TERMS NOT ADDRESSED IN THE TERMS AND CONDITIONS, THE AGREEMENT SHALL GOVERN WITH RESPECT TO SUCH TERMS. Illumina does not supply plastics such as microplates or pipette tips for use in the listed assays and these are not included in the consumables pricing provided; however, as a result of the highly multiplexed nature of all assays, plastics alone contribute minimally to the final cost.

Customer and Illumina agree as follows:

•	Customer’s purchase of the products referenced in this Quotation is not conditioned on future performance characteristics or applications, whether or not realized.

•	Unless otherwise agreed by Illumina in writing, Illumina will not assist Customer in developing, testing, or validating unsupported applications.

•	Illumina will not replace any consumables or reagent kits if the cause of any performance failure is due to unsupported applications.

•	Illumina is unable to provide any assurances or guarantee that the performance of the products referenced in this Quotation will match published specifications when used for unsupported applications.

IV. SHIP HOLD

In cases where this Quotation does not include a pre-defined ship schedule, the following ship hold terms shall apply:

•

All orders must have a defined ship schedule. The initial ship date must be no later than three (3) months from the date the purchase order is received by Illumina (as provided in the Order Confirmation) and the entire order must be shipped complete within twelve (12) months from Illumina’s receipt of the purchase order.

•	Any exceptions to these ship hold terms must be agreed to in writing by Illumina and the Customer must pre-pay at least fifty percent (50%) of the purchase order amount of the affected shipments.

•	Customers may request two (2) shipment delays for any single purchase order. The total months of delayed shipment for shipments associated with a single purchase order shall not exceed six (6) months.

•

If Customer has requested a delayed shipment, Illumina reserves the right to change the lead time necessary to initiate Customer’s first shipment (which may be longer than the lead time quoted at the time of the order placement).

•	If Customer cannot take shipment in accordance with these terms, Illumina reserves the right to cancel the order in its entirety without any liability to the Customer.

V. HOW TO ORDER

RUO & DX Goods, Instruments and Warranty Coverage (including BlueGnome)

For all consumable orders: Please submit your order online through MyIllumina (http://my.illumina.com).

For all other orders:

Please submit your institutional Purchase Order and a complete copy of this quotation to the attention of:

Illumina Customer Service

customerservice@illumina.com

Phone: +1.858.202.4566

Toll Free: +1.800.809.ILMN (4566)

Fax: +1.858.202.4766

VI. EXPIRATION OF OFFER

The offer contained in this document is revocable at the sole discretion of Illumina if not executed by Customer and a purchase order received by Illumina before 5:00 pm Pacific Time on the expiration date shown on page 1 of this quotation.

Terms and Conditions of Sale

http://www.illumina.com/content/dam/illumina-marketing/documents/terms-conditions/united-states/usa-terms-and-conditions-of-sale-general.pdf. Additionally, if Customer is purchasing Illumina professional consulting services as relate to instruments, Customer environment or workflows (in all cases, excluding instrument warranty services) (“Professional Services”), Customer agrees such Professional Services are exclusively governed by the Terms and Conditions - Services (Professional Services) located here: http://www.illumina.com/content/dam/ illumina-marketing/ documents/company/terms-and-conditions-services.pdf